MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6

                                 GROUP II JUMBOS

SELECTION CRITERIA: GROUP II JUMBOS
TABLE OF CONTENTS

1. Range of Gross Interest Rates (%)
2. Stated Original Terms (months)
3. Range of Stated Remaining Terms (months)
4. Range of Original LTV Ratios (%)
5. Range of Credit Scores

1. RANGE OF GROSS INTEREST RATES (%)

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                       AGGREGATE    AGGREGATE   WEIGHTED
                                            NUMBER      CUT-OFF      CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                              OF         DATE         DATE       GROSS        AVERAGE      AVERAGE
                                           MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF GROSS INTEREST RATES (%)           LOANS     BALANCE ($)    BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
4.000 - 4.999                                     2       915,352        1.02       4.84             298      87.42
5.000 - 5.999                                    17     8,022,100        8.97      5.636             321       75.5
6.000 - 6.999                                    57    27,748,342       31.02      6.718             358       77.1
7.000 - 7.999                                    74    34,376,004       38.43      7.515             356       80.3
8.000 - 8.999                                    34    15,131,329       16.92      8.546             358      78.75
9.000 - 9.999                                     6     2,806,588        3.14      9.363             358       79.2
10.000 - 10.999                                   1       439,649        0.49       10.5             358      64.71
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
TOTAL:                                          191    89,439,365         100      7.319             353      78.58
Minimum: 4.840
Maximum: 10.500
Weighted Average: 7.319

2. STATED ORIGINAL TERMS (MONTHS)

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                       AGGREGATE    AGGREGATE   WEIGHTED
                                            NUMBER      CUT-OFF      CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                              OF         DATE         DATE       GROSS        AVERAGE      AVERAGE
                                           MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST     REMAINING     ORIGINAL
STATED ORIGINAL TERMS (MONTHS)              LOANS     BALANCE ($)    BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
240                                               1       496,594        0.56        7.5             238         70
300                                              12     5,815,280         6.5      5.397             298      79.12
360                                             178    83,127,490       92.94      7.453             358      78.59
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
TOTAL:                                          191    89,439,365         100      7.319             353      78.58
Minimum: 240
Maximum: 360
Weighted Average: 355

3. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                       AGGREGATE    AGGREGATE   WEIGHTED
                                            NUMBER      CUT-OFF      CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                              OF         DATE         DATE       GROSS        AVERAGE      AVERAGE
                                           MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)    LOANS     BALANCE ($)    BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
229 - 240                                         1       496,594        0.56        7.5             238         70
289 - 300                                        12     5,815,280         6.5      5.397             298      79.12
349 - 360                                       178    83,127,490       92.94      7.453             358      78.59
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
TOTAL:                                          191    89,439,365         100      7.319             353      78.58
Minimum: 238
Maximum: 359
Weighted Average: 353

4. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                       AGGREGATE    AGGREGATE   WEIGHTED
                                            NUMBER      CUT-OFF      CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                              OF         DATE         DATE       GROSS        AVERAGE      AVERAGE
                                           MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF ORIGINAL LTV RATIOS (%)            LOANS     BALANCE ($)    BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
40.01 - 50.00                                     5     2,264,564        2.53      6.757             347      47.32
50.01 - 60.00                                     6     2,895,419        3.24       7.46             357      56.94
60.01 - 70.00                                    24    11,738,537       13.12      7.508             350      67.07
70.01 - 80.00                                    77    36,918,412       41.28       7.14             355      77.76
80.01 - 90.00                                    75    33,740,229       37.72      7.483             353      86.47
90.01 - 100.00                                    4     1,882,203         2.1      7.189             358      95.76
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
TOTAL:                                          191    89,439,365         100      7.319             353      78.58
Minimum: 43.87
Maximum: 98.37
Weighted Average: 78.58

5. RANGE OF CREDIT SCORES

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                       AGGREGATE    AGGREGATE   WEIGHTED
                                            NUMBER      CUT-OFF      CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                              OF         DATE         DATE       GROSS        AVERAGE      AVERAGE
                                           MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF CREDIT SCORES                      LOANS     BALANCE ($)    BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
501 - 525                                        11     4,878,769        5.45      8.186             358      77.53
526 - 550                                        11     5,227,184        5.84      7.959             358       79.2
551 - 575                                        18     8,260,476        9.24      7.819             357      76.42
576 - 600                                        20     9,206,356       10.29      7.917             358      78.69
601 - 625                                        31    14,261,312       15.95      7.421             354      78.36
626 - 650                                        42    20,137,919       22.52      7.102             358      77.84
651 - 675                                        22    10,105,181        11.3       7.18             352      79.65
676 - 700                                        12     5,848,038        6.54      7.096             351       80.3
701 - 725                                        11     5,405,166        6.04       6.38             343      80.08
726 - 750                                         4     1,866,494        2.09      6.057             328      83.77
751 - 775                                         4     1,971,645         2.2      6.066             326      82.55
776 - 800                                         5     2,270,825        2.54      6.584             334      74.26
----------------------------------------   --------   -----------   ---------   --------   -------------   --------
TOTAL:                                          191    89,439,365         100      7.319             353      78.58
Non-Zero Minimum: 504
Maximum: 794
Non-Zero Weighted Average: 628

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